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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): MARCH 20, 2001

                               IPET HOLDINGS, INC.
                            (FORMERLY PETS.COM, INC.)
             (Exact name of Registrant as specified in its charter)

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
        DELAWARE                                       000-29387                                 94-4730753
(State or other jurisdiction of                (Commission File Number)                        (I.R.S.Employer
incorporation or organization)                                                                Identification No.)
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                           C/O DIABLO MANAGEMENT GROUP
                                  P.O. BOX 5500
                                 ALAMO, CA 94507
               (Address of principal executive offices) (Zip code)


                                 (925) 552-1299
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By an Action by Written Consent effective March 26, 2001, the Sole Director of IPET Holdings, Inc. (the "Company") approved the engagement of Stempek Associates of San Rafael, California as its independent auditors for the fiscal year ending December 31, 2000 to replace the firm of Ernst & Young LLP, who declined to stand for reelection as auditors of the Company effective March 20, 2001. Stempek Associates is currently reviewing the financial statements and supporting accounting records of the Company to determine if such statements and records are adequate for an audit in accordance with generally accepted auditing standards.

The report of Ernst & Young LLP on the Company's financial statements for the period from February 17, 1999 (inception) to December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the period from February 17, 1999 to December 31, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 26, 2001 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibits are filed as part of this report:

             16.1 Letter form Ernst & Young LLP to the Securities and Exchange Commission dated March 26, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       IPET HOLDINGS, INC.
                                       (Registrant)



Date:  March 26, 2001                  By: /s/ Richard G. Couch
                                           -------------------------------------
                                           Richard G. Couch
                                           Chief Executive Officer


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                                 EXHIBIT INDEX

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
Exhibit Number                    Description
--------------                    -----------
    16.1 Letter form Ernst & Young LLP to the Securities and Exchange Commission dated March 26, 2001.
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